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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                               Pioneer Bond Fund
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


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     2)   Aggregate number of securities to which transaction applies:


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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid:


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               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913(04-05)

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:
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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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


[LOGO] PIONEER
       Investments(R)

                                            IMPORTANT INFORMATION REGARDING
                                                    YOUR INVESTMENT


                             PIONEER INTEREST SHARES

                                                              September 24, 2007

Dear Shareholder:

As you may know, the Board of Trustees of Pioneer Interest Shares (NYSE: MUO) has called a Special Meeting of Shareholders to be held on October 16, 2007. At this meeting, shareholders will be asked to approve the reorganization of your Fund into Pioneer Bond Fund, an open-end fund with the same investment adviser, Pioneer Investment Management, Inc., and similar investment strategies.

The Trustees believe that reorganizing your Fund into Pioneer Bond Fund offers shareholders potential benefits and therefore recommends that you vote FOR this proposal. Among other benefits, reorganization into an open-end fund would allow for the future purchase or redemption of shares at net asset value, effectively eliminating the discount at which shares of your Fund historically have traded. Please refer to the combined proxy statement and prospectus dated August 22, 2007 for more information.

IF YOU HAVE NOT YET VOTED AND ARE NOT PLANNING TO ATTEND THE SPECIAL MEETING, PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

To vote your shares, the following voting options have been set up for your convenience:


[Graphic]    1.   Vote by Touch-tone Phone. Simply dial the toll-free number located on the enclosed proxy card. Please be sure to have the control number listed on the proxy card available at the time of the call.

[Graphic]    2.   Vote Through the Internet. You may cast your vote using the
                  Internet by logging onto the website listed on the enclosed proxy card. Once there, follow the instructions on the website. Please have your control number listed on your proxy card available at the time you log on.


[Graphic]    3.   Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided.

PLEASE NOTE: If you have already voted your shares there is no need to vote again. All votes received to date will be presented and voted at the special meeting as you indicated.

Thank you for your assistance with this important matter.

On Behalf of the Board of Trustees
                                    * * * * *

Your Fund has filed a combined proxy statement and prospectus with the Securities and Exchange Commission regarding the matters to be acted upon at the October 16, 2007 Special Meeting. Shareholders are urged to carefully review the proxy statement/prospectus because it contains important information. This letter may be deemed to be solicitation material with respect to the proxy statement/prospectus. Investors may obtain a free copy of the proxy statement/prospectus at the Securities and Exchange Commission's website at www.sec.gov. Investors also may obtain free copies of the proxy statement/prospectus by calling (800) 591-8238.